UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

LIFE ON EARTH, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	333-190788	46-2552550
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor, New York, NY 10022
(Address of principal executive offices)

(646) 844-9897
(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Life on Earth, Inc. is referred to herein as “we”, “us”, or “our” or “LFER”)

ITEM 8.01. Other Information- Binding Letter Of Intent

On February 25, 2021, we entered into a Binding Letter of Intent to acquire one hundred percent (100%) of the outstanding shares of SmartAxion, Inc. of Irvine, CA. SmartAxiom, Inc. (“SmartAxiom”) conducts operations in the software and cloud industries space.

ITEM 1.02. Termination of a Material Definitive Agreement

Background

On January 7, 2021, we filed a Form 8-K disclosing that on December 31, 2020, we, as the Buyer, entered into an Asset Purchase Agreement (“APA) with KloudGaze, Inc., a Delaware corporation, designated as the Seller in the APA, providing for our purchase of the Seller’s assets and intellectual property in return for our payment to the Buyer of 15,827,613 Restricted Common Shares upon the Closing of the APA leaving maximum remaining consideration of 29,393,802 Common Stock Shares to be paid by the Buyer to the Seller based upon a three year earn out schedule in accordance with revenue performance goals.

Termination of the APA

On February 26, 2021, the Company notified the Seller that the APA is null and void. No deliverables or consideration was issued or exchanged by the Company between or with the Seller. This Company plans to release a statement within the next 10 business days discussing their decision to terminate the APA and to pursue the acquisition of SmartAxiom.

We have attached Exhibit 99.1, a press release regarding the regarding a Letter of Intent to purchase SmartAxiom, Inc.. The information in this Current Report on Form 8-K with respect to the Exhibit 99.1 Press Release shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. Additionally, the Exhibit 99.1 Press Release will not be deemed an admission as to the materiality of any information contained herein.

ITEM 9.01. EXHIBITS

Exhibit No.	Description

99.1	Press Release dated March 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE ON EARTH, INC.

Date: March 3, 2021	By:	/s/ Mahmood Khan
Mahmood Khan
Chief Executive Officer